ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Annual Report to Shareholders for Liberty Term Trust, Inc.-1999 for the 12-month fiscal year period from January 1, 1998 through December 31, 1998. The report begins with a review of the fund's objective and investments, and includes a complete listing of its portfolio and financial statements.

Liberty Term Trust, Inc.-1999 began operation in April of 1992 as a closed-end investment company that pursues high monthly income.

Over the year, dividends paid to shareholders by the fund's portfolio of investments totaled $0.36 per share. At the end of the period, the fund's assets totaled $39.4 million. More than 50% of the fund's portfolio was invested in U.S. government agency securities. The remaining assets were invested in U.S. Treasury bills, AAA-rated long-term municipal securities, a collateralized mortgage obligation, mutual fund shares, and repurchase agreements.

Shares are actively traded on the New York Stock Exchange under the symbol LTT, and can be purchased through your investment representative. Thank you for pursuing investment income through Liberty Term Trust Inc.-1999. Your comments or suggestions are always welcome.

Sincerely,

[Graphic]

Richard B. Fisher
President
February 15, 1999

Investment Review

The U.S. Treasury market put in awesome performance in 1998, as the sector outperformed other major fixed income asset classes. The key factors driving the performance of Treasuries in 1998 were reductions in Treasury supply due to the first budget surplus in close to 30 years, declining commodity prices, emerging market contagion, and heightened liquidity premiums. While the U.S. economy continued to post strong growth in 1998, the overall performance and shape of the U.S. Treasury yield curve were driven by events taking place in other markets. In the first ten days of 1998, the yield curve spread between 2- and 30-year U.S. Treasuries steepened from 28 to 56 basis points as the yield on the 2-year Treasury declined by 45 basis points. Factors that drove the decline were the focus by the bond market on the Asian crisis, talk of deflation, and a declining stock market. Lower interest rates proved to be temporary as investors quickly realized that the interest rate rally was ahead of the facts. As a result, the short end of the yield curve retraced the majority of the earlier interest rate declines and the yield curve flattened. The turning point for investors was the spreading of the emerging market crisis to Russia and Latin America. As this crisis unfolded, investors favored the most liquid U.S. Treasury securities available and avoided all other fixed income asset classes. This risk aversion drove U.S. Treasury rates to levels not seen in a generation and spreads on non-U.S. Treasury assets to their widest point in 10 years. At the peak of this turmoil, the yield on the 30-year U.S. Treasury reached a low of 4.71%. During this period, the Federal Reserve eased 75 basis points over a three-month time period to provide stability to the capital markets. As the markets stabilized, there was a partial reversal of the flight to quality activity, and the U.S. Treasury market gave back some of the gains.

The overall duration of the fund continues to shorten as the anticipated December 31, 1999, liquidation date approaches. Transaction activity continues to focus on the share repurchase program. For the annual reporting period, the fund repurchased 46,700 shares. The policy of the fund is to continue to repurchase shares offered at a discount to net asset value as a means of increasing shareholder value. During the course of the year, the fund reduced the holdings of mortgage-backed securities. The reinvestment of the proceeds was into short duration U.S. Treasuries and agencies.

Given the events in the bond market over the last several years, the fund's net asset value has not returned to the highs of 1993. A combination of unprecedented mortgage prepayments in 1993 and a severe bear market in fixed income securities in 1994 caused the fund and other term trusts investing in mortgage-backed securities to realize significant losses. Therefore, it is unlikely that the fund will meet its investment objective to return at least $10 per share on or shortly before December 31, 1999.

Portfolio of Investments

DECEMBER 31, 1998



PRINCIPAL

AMOUNT                                                                         CREDIT
OR SHARES                                                                      RATING 1       VALUE
                 LONG-TERM MUNICIPAL OBLIGATIONS-13.2%

                 PENNSYLVANIA-3.5%

  $  1,400,000   Allegheny County, PA, Sanitation Authority Sewer Revenue

                 Bonds, Series A (FGIC Insured), 12/1/1999                      AAA/Aaa    $  1,360,086
                 TEXAS-2.8%

     1,145,000   Austin, TX, Capital Appreciation Refunding & Improvement LT

                 GO Bonds, (FGIC Insured), 9/1/1999                              AAA/NR       1,121,266

                 UTAH-6.9%

     2,770,000   Utah Associated Municipal Power Systems Revenue Bonds,

                 (HunterProject)/(AMBAC Insured), 7/1/1999                      AAA/Aaa       2,726,650

                 TOTAL LONG-TERM MUNICIPAL OBLIGATIONS

                 (IDENTIFIED COST $5,139,953)                                                 5,208,002
                 CLOSED-END MUTUAL FUND ISSUES-35.1%

       300,000   Hyperion 1999 Term Trust, Inc.                                     AAA       2,156,250
     1,000,000   Income Opportunities Fund 1999, Inc.                                 -       9,687,500
       205,000   Income Opportunities Fund 2000, Inc.                                 -       1,985,937
                 TOTAL CLOSED-END MUTUAL FUND ISSUES

                 (IDENTIFIED COST $12,868,479)                                               13,829,687
                 U.S. GOVERNMENT AGENCY OBLIGATIONS-50.3%

                 FEDERAL HOME LOAN MORTGAGE CORP. REMIC-2.3% 2

       911,581   5.850%, Series 1492-D, 5/15/2017                                     -         910,797
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION DEBENTURE-10.9%
     2,850,000   4.78%, 11/30/1999                                                    -       2,851,254
     1,468,175   5.00%, 8/1/2001                                                      -       1,457,472
                 TOTAL                                                                        4,308,726
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC-7.1% 2
     2,838,211   Series 93-219 -C (Principal Only), 8/25/2023                         -       2,801,059
                 U.S. TREASURY BILLS-30.0%
    12,250,000 3 4.273%, 10/14/1999                                                   -      11,835,827
                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (IDENTIFIED COST $19,757,095)                                               19,856,409

PRINCIPAL                                                                      CREDIT
AMOUNT                                                                         RATING 1      VALUE
                 REPURCHASE AGREEMENT-0.8% 4

  $    325,000   Westdeutsche Landesbank Girozentrale, 4.90%, dated

                 12/31/1998, due 1/4/1999                                             -    $    325,000
                 TOTAL INVESTMENTS (IDENTIFIED COST $38,090,527) 5                         $ 39,219,098

1 Please refer to the list below for an explanation of the credit ratings.
  Current credit ratings are unaudited.

2 Because of monthly principal payments, the average lives of REMICs are less than indicated periods.

3 Represents rate of discount at the time of purchase.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $38,090,527. The net unrealized appreciation of investments on a federal tax basis amounts to $1,128,571 at December 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($39,433,556) at December 31, 1998.

The following acronyms are used throughout this portfolio:

AMBAC -American Bond Assurance Corporation
FGIC -Financial Guaranty Insurance Company
GO -General Obligation
LT -Limited Tax
REMIC -Real Estate Mortgage Investment Conduit

CREDIT RATINGS

STANDARD AND POOR'S ("S&P") MUNICIPAL BOND RATINGS

AAA-Debt rated "AAA" has the highest ratings assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND RATINGS

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principle is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1998


ASSETS:
Total investments in securities, at value (identified and
tax cost $38,090,527)                                                         $ 39,219,098
Cash                                                                                 1,821
Income receivable                                                                  217,379
TOTAL ASSETS                                                                    39,438,298
LIABILITIES:

Accrued expenses                                                 $  4,742
TOTAL LIABILITIES                                                                    4,742
Net assets for 4,318,718 shares outstanding                                   $ 39,433,556
NET ASSETS CONSIST OF:

Paid in capital                                                               $ 44,213,991
Net unrealized appreciation of investments                                       1,128,571
Accumulated net realized loss on investments  (6,136,677)

Undistributed net investment income                                                227,671
TOTAL NET ASSETS                                                              $ 39,433,556
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS
PER SHARE:

$39,433,556 / 4,318,718 shares outstanding                                           $9.13

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME:
Dividends                                                                      $   824,325
Interest                                                                         1,378,298
TOTAL INCOME                                                                     2,202,623
EXPENSES:

Investment advisory fee                                      $   174,939
Administrative personnel and services fee                        125,000
Custodian fees                                                     3,103
Transfer and dividend disbursing agent fees and expenses          11,215
Directors'/Trustees' fees                                         10,131
Auditing fees                                                     17,692
Portfolio accounting fees                                         79,919
Share registration costs                                             370
Printing and postage                                              15,094
Insurance premiums                                                 2,700
Taxes                                                              4,330
Miscellaneous                                                     11,797
TOTAL EXPENSES                                                   456,290
WAIVERS:

Waiver of investment advisory fee                               (104,702)
Net expenses                                                                       351,588
Net investment income                                                            1,851,035
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments                                                   845,310
Net change in unrealized appreciation/depreciation of
investments                                                                       (224,695)
Net realized and unrealized gain on investments                                    620,615
Change in net assets resulting from operations                                 $ 2,471,650

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


YEAR ENDED DECEMBER 31                                                1998               1997
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

Net investment income                                             $  1,851,035        $  2,186,130
Net realized gain (loss) on investments ($755,023 and
$289,808, respectively, as computed for federal tax
purposes)                                                              845,310             281,528
Net change in unrealized appreciation/depreciation                    (224,695)            860,569
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                       2,471,650           3,328,227
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income                            (1,710,615)         (2,016,218)
SHARE TRANSACTIONS:
Cost of shares reacquired from shareholders                           (171,020)         (4,425,281)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                (171,020)         (4,425,281)
Change in net assets                                                   590,015          (3,113,272)
NET ASSETS:

Beginning of period                                                 38,843,541          41,956,813
End of period (including undistributed net investment income
of $227,671 and $100,488, respectively)                           $ 39,433,556        $ 38,843,541

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


YEAR ENDED DECEMBER 31                                     1998         1997        1996        1995        1994
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 8.90       $ 8.54      $ 8.56      $ 7.97      $ 9.10
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                        0.39         0.47        0.48        0.50        0.66
Net realized and unrealized gain (loss) on investments       0.20         0.32       (0.08)       0.53       (1.19)
TOTAL FROM INVESTMENT OPERATIONS                             0.59         0.79        0.40        1.03       (0.53)
LESS DISTRIBUTIONS:

Distributions from net investment income                    (0.36)       (0.43)      (0.42)      (0.44)      (0.60)
NET ASSET VALUE, END OF PERIOD                             $ 9.13       $ 8.90      $ 8.54      $ 8.56      $ 7.97
MARKET VALUE, PER SHARE

END OF PERIOD                                              $ 8.81       $ 8.38      $ 7.88      $ 7.38      $ 7.13
TOTAL INVESTMENT RETURNS 1
Based on net asset value per share                           6.77%        9.44%       4.78%      12.92%      (6.20%)
Based on market value per share                              9.50%       11.67%      12.14%       9.68%     (10.43%)

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                     0.90%        0.90%       0.90%       0.90%       0.90%
Net investment income                                        4.76%        5.56%       5.60%       6.07%       7.83%
Expense waiver/reimbursement 2                               0.27%        0.25%       0.29%       0.25%       0.24%
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                   $39,434      $38,844     $41,957     $47,357     $44,851
Portfolio turnover                                             91%         141%        252%        238%        393%

1 Total return based on market value per share is calculated using purchase of common stock at the current market price on the first day and sale at the current market price as of the last day of the period, and reinvestment of all dividends and distributions at prices that were obtained by the Fund's dividend reinvestment plan. Total return based on net asset value per share is calculated using purchase of common stock at the current net asset value on the first day and a sale at the net asset value as of last day of period, and reinvestment of all dividends and distributions at prices that were obtained by the Fund's dividend reinvestment plan.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

DECEMBER 31, 1998

ORGANIZATION

Liberty Term Trust, Inc.-1999 (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The investment objective of the Fund is to return (i.e., provide a liquidating value equal to) at least $10.00 per Share (the initial public offering price per Share) to investors on or shortly before December 31, 1999 while providing high monthly income. It is unlikely that the Fund will meet its investment objective to return at least $10.00 per share on or shortly before December 31, 1999.

Effective February 11, 1997, the Fund received an exemptive order from the Securities and Exchange Commission. The order permits the Fund to invest in shares of target term trusts in quantities that exceed those allowed by statutory limitations. The Fund intends to make such purchases if discounts to net asset value are attractive.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government agency securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short- term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These difference are primarily due to differing treatments for non-taxable income. The following reclassifications have been made to the financial statements.

            INCREASE (DECREASE)
PAID-IN   UNDISTRIBUTED NET   ACCUMULATED NET
CAPITAL   INVESTMENT INCOME     REALIZED LOSS
$76,021       ($13,237)          ($62,784)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At December 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $6,236,548, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
2002                     $4,954,501
2003                        992,239
2005                        289,808

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At December 31, 1998, there were 1,000,000,000 shares of $0.001 par value capital stock authorized.

YEAR ENDED DECEMBER 31        1995      1996      1997     1998
Shares Reacquired           90,200   621,800   547,600   46,700
Average Price Per Share      $7.49     $7.81     $8.08    $8.53
Weighted Average Discount   12.36%     8.71%     6.23%    4.55%

As of December 31, 1998, the Fund has reacquired a total of 1,306,300 shares of capital stock.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.45% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Kathleen M. Foody-Malus has been the Fund's portfolio manager since June 1994. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Susan M. Nason has been the Fund's portfolio manager since June 1994.
Ms. Nason joined Federated Investors in 1987 and has been a Senior Vice President of the Fund's investment adviser since April 1997. Ms. Nason served as a Vice President of the investment adviser from 1993 to 1997, and as an Assistant Vice President from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended December 31, 1998, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities for the period ending December 31, 1998, were as follows:

Purchases   $34,359,009
Sales       $33,490,564

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder may elect to have all dividends (including capital gains distributions) automatically reinvested by State Street Bank and Trust Company, as agent for stockholders (the "Plan Agent"), in additional shares of common stock ("Shares") of the Fund. A stockholder who does not elect to participate in the Plan will receive all such amounts in cash, paid by check, mailed directly to the stockholder of record (or if the Shares are held in street or nominee name, then to the nominee) by the Plan Agent. Stockholders whose Shares are registered in their own names may elect to participate in the Plan by sending written instructions to the Plan Agent at the address set forth. Stockholders whose Shares are held of record by brokers, nominees, or otherwise in "street name" should contact such brokers or nominees and request that they make arrangements to participate in the Plan on such stockholders' behalf. Upon transferring your Shares between or among brokers or nominees, please note that these transferees may be unable to participate in the Plan. If your brokerage firm, bank, or other nominee is unable to participate in the Plan, you may request your nominee to re-register the shares in your own name so that you may take advantage of the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends"), non-participants in the Plan will receive cash and participants will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the participants' account by the purchase of outstanding shares on the open market on the New York Stock Exchange or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Shares, the average purchase price per Share paid by the Plan Agent may exceed the net asset value of the Fund's Shares, resulting in the acquisition of fewer Shares than if the dividend or distribution had been paid in Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market within 30 days of the dividend payment date. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases. Interest will not be paid on any uninvested cash payments. Dividends are expected to be paid monthly. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan, certificates for whole Shares credited to his or her account under the plan will be issued and a cash payment will be made for any fraction of a Share credited to such account; or if a participant so desires, the Plan Agent will sell his or her Shares in the plan and send the proceeds to the participant, less brokerage commissions. The Plan Agent may charge a service fee for performing this service.

The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non- certificated form in the name of the participant, and each stockholder's proxy will include those shares received pursuant to the Plan.

In the case of stockholders such as banks, brokers, or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

The automatic reinvestment of dividends (including capital gains distributions) will not relieve participants of any income tax that may be payable on such dividends.

Experience under the Plan may indicate that charges are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

Report of Ernst & Young LLP, Independent Auditors

TO THE DIRECTORS AND STOCKHOLDERS OF
LIBERTY TERM TRUST, INC.-1999:

We have audited the accompanying statement of assets and liabilities of Liberty Term Trust, Inc.-1999, including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty Term Trust, Inc.-1999 at December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
February 12, 1999

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
JOHN F. CUNNINGHAM
J. CHRISTOPHER DONAHUE
LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN
CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

WILLIAM D. DAWSON, III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

NICHOLAS J. SEITANAKIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

ANNUAL REPORT

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Liberty Term Trust, Inc.-1999

ANNUAL REPORT
TO STOCKHOLDERS

DECEMBER 31, 1998

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Liberty Term Trust, Inc.-1999
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 531282101

2022001A (2/99)

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